Deposits for Property and Equipment (Details) - Schedule of deposits for property and equipment - USD ($)		Jun. 30, 2021	Jun. 30, 2020
Schedule of deposits for property and equipment [Abstract]
Deposits for leasehold improvements	[1]	$ 1,005,234	$ 849,245
Deposits for mining equipment	[2]	8,630,005
Deposits for property and equipment total		$ 9,635,239	$ 849,245

[1]	The deposits for leasehold improvements mainly represented the deposits for lease improvements of the Company’s research and development center which was delayed as a result of outbreak of COVID-19, and is expected to complete in December 2021.
[2]	The deposits for mining equipment was mainly for the deposits for cryptocurrency miners as the Company planned to launch its blockchain business.